Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Expense Benefit Continuing Operations Income Tax Reconciliation [Abstract]
Income Taxes:
20. Income Taxes:
20.1 Drybulk, Offshore Support and Tanker Segments
None of the countries of incorporation of the Company and its subsidiaries impose a tax on international shipping income earned by a "non-resident" corporation thereof. Under the laws of the Republic of the Marshall Islands and Malta, the countries in which Dryships and the Drybulk and Tanker vessels owned by subsidiaries of the Company are registered, the Company's subsidiaries (and their vessels) are subject to registration fees and tonnage taxes, as applicable, which have been included in Vessels' operating expenses in the accompanying consolidated statements of operations.
Pursuant to Section 883 of the United States Internal Revenue Code (the "Code") and the regulations there under, a foreign corporation engaged in the international operation of ships is generally exempt from U.S. federal income tax on its U.S.-source shipping income if the foreign corporation meets both of the following requirements: (a) the foreign corporation is organized in a foreign country that grants an "equivalent exemption" to corporations organized in the United States for the types of shipping income (e.g., voyage, time, bareboat charter) earned by the foreign corporation and (b) more than 50% of the value of the foreign corporation's stock is owned, directly or indirectly, by individuals who are "residents" of the foreign corporation's country of organization or of another foreign country that grants an "equivalent exemption" to corporations organized in the United States (the "50% Ownership Test"). For purposes of the 50% Ownership Test, stock owned in a foreign corporation by a foreign corporation whose stock is "primarily and regularly traded on an established securities market" in the United States (the "Publicly-Traded Test") will be treated as owned by individuals who are "residents" in the country of organization of the foreign corporation that satisfies the Publicly-Traded Test.
The Republic of the Marshall Islands and Malta, the jurisdictions where the Company and its ship-owning subsidiaries are incorporated, each grants an "equivalent exemption" to United States corporations with respect to each type of shipping income earned by the Company's ship-owning subsidiaries. Therefore, the ship-owning subsidiaries will be exempt from United States federal income taxation with respect to U.S.-source shipping income if they satisfy the 50% Ownership Test. The Company believes that each of the Company's Republic of the Marshall Islands and Malta ship-owning subsidiaries will be entitled to exemption from U.S. federal income tax in respect of their U.S. source shipping income.
The Company believes that it satisfied the Publicly-Traded Test for its 2014, 2015 and 2016 Taxable Years and, therefore, 100% of the stock of its Republic of the Marshall Islands and Malta ship-owning subsidiaries will be treated as owned by individuals "resident" in the Republic of the Marshall Islands and Malta. As such, each of the Company's Republic of the Marshall Islands and Malta ship-owning subsidiaries will be entitled to exemption from U.S. federal income tax in respect of their U.S. source shipping income. The Company's ship-owning subsidiaries intend to take such position on their U.S. federal income tax returns for the 2016 taxable year.
20.2 Drilling Segment (up to June 8, 2015 - date of deconsolidation):
Ocean Rig operated through its various subsidiaries in a number of countries throughout the world. Income taxes were provided based upon the tax laws and rates in the countries in which operations were conducted and income was earned. The countries in which Ocean Rig operated have taxation regimes with varying nominal rates, deductions, credits and other tax attributes. Consequently, there was not an expected relationship between the provision for/or benefit from income taxes and income or loss before income taxes.
The components of Ocean Rig's income/ (losses) before taxes were as follows:
	Year ended December 31,
	2014	2015
Domestic income / (loss) (Republic of the Marshall Islands)	$(161,913)	$90,181
Foreign income	499,539	42,277
Total income before taxes	$337,626	$132,458

The components of the Company's tax expense were as follows:
	Year ended December 31,
	2014	2015
Current Tax expense	$77,823	$37,119
Income taxes	$77,823	$37,119

Effective tax rate	23.1%	28.0%

The current tax expense was mainly related to withholding tax based on total contract revenue or bareboat fees. In 2015 and 2014, approximately 48% and 64%, respectively, of the current tax expense was related to withholding taxes in Angola
Taxes have not been reflected in other comprehensive loss since the valuation allowances would result in no recognition of deferred tax.
	Year Ended December 31,
Reconciliation of total tax expense:	2014	2015
Income tax	$70,441	$37,119
Taxes on litigation matters subject to statutory rates, including interest and penalties	7,382	-
Total	$77,823	$37,119

Ocean Rig had from 2011 elected to use the statutory tax rate for each year based upon the location where the largest parts of its operations were domiciled. During 2014 and 2015, most of its activities were in the Republic of the Marshall Islands with tax rate of zero.
Deferred tax assets and liabilities were recognized for the anticipated future tax effects of temporary differences between the financial statement basis and the tax basis of the Company's assets and liabilities at the applicable tax rates in effect. Ocean Rig had not recognized any deferred tax liability, while the significant components of deferred tax assets are as follows:
Year ended December 31,
2015
Deferred tax assets
Net operations loss carry forward	$-
Accelerated depreciation of assets	55
Pension	904
Total deferred tax assets	$959

Less: valuation allowance	(959)
Total deferred tax assets, net	$-

A valuation allowance for deferred tax assets was recorded when it was more likely than not that some or all of the benefit from the deferred tax asset would not be realized. Ocean Rig provided a valuation allowance to offset deferred tax assets for net operating losses ("NOL") incurred during the year in certain jurisdictions and for other deferred tax assets where, in the Company's opinion, it was more likely than not that the financial statement benefit of these losses would not be realized. Ocean Rig provided a valuation allowance for foreign tax loss carry forward to reflect the possible expiration of these benefits prior to their utilization. As of December 31, 2015, the valuation allowance for deferred tax assets is decreased from $1,285 in 2014 to $959 in 2015 reflecting a decrease in net deferred tax assets during the year.